                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY

                                       FOR
                        8 7/8% SENIOR SECURED NOTES DUE 2008
                  ($100,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                                       OF
                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                                       AND
                          BRL UNIVERSAL EQUIPMENT CORP.

                 PURSUANT TO THE PROSPECTUS DATED ________, ____

         This form must be used by a holder of 8 7/8% Senior Secured Notes due 2008 (the "Old Notes") of BRL Universal Equipment 2001 A, L.P., a Delaware limited partnership ("BRL"), and BRL Universal Equipment Corp., a Delaware corporation ("BRL Corp." and, together with BRL, the "Issuers"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in the section entitled "The Exchange Offer--Guaranteed Delivery Procedures" of the Issuers' Prospectus dated _______, ____ (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.


--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
       TIME, ON ________ , 2002 UNLESS EXTENDED (THE "EXPIRATION DATE ").
--------------------------------------------------------------------------------

                              THE BANK OF NEW YORK
                             (THE "EXCHANGE AGENT")

By Overnight Carrier or by Hand:             By Registered or Certified Mail:

      The Bank of New York                         The Bank of New York
         15 Broad Street                              15 Broad Street
Corporate Trust Services Window                  New York, New York 10007
          Ground Level                          Attention: William Buckley
    New York, New York 10007                      Reorganization Section
   Attention: William Buckley
     Reorganization Section

                 By Facsimile (for Eligible Institutions Only):

                                 (212) 235-2261

                            To Confirm by Telephone:

                                 (212) 235-2352

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:




                                                      AGGREGATE PRINCIPAL
                                                       AMOUNT REPRESENTED
CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD NOTES             BY OLD NOTES                   AGGREGATE PRINCIPAL
OR ACCOUNT NUMBER AT THE DTC                             CERTIFICATE(S)                    AMOUNT TENDERED
---------------------------------------------         --------------------               -------------------






                            PLEASE SIGN AND COMPLETE
--------------------------------------------------------------------------------


SIGNATURES OF REGISTERED HOLDER(S) OR      DATE:                    ,
 AUTHORIZED SIGNATORY:                          -------------------   ----

                                           ADDRESS:
                                                   -----------------------------

  NAME(S) OF REGISTERED HOLDER(S):         AREA CODE AND TELEPHONE NO.
                                                                      ----------

       THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE HOLDER(S) EXACTLY AS THEIR NAME(S) APPEAR ON CERTIFICATES FOR OLD NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF OLD NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

NAME(S):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPACITY:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDRESS(ES):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
--------------------------------------------------------------------------------

         THE UNDERSIGNED, A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., OR IS A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES, OR IS OTHERWISE AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, GUARANTEES DEPOSIT WITH THE EXCHANGE AGENT OF THE LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH THE OLD NOTES TENDERED HEREBY IN PROPER FORM FOR TRANSFER (OR CONFIRMATION OF THE BOOK-ENTRY TRANSFER OF SUCH OLD NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT DTC DESCRIBED IN THE PROSPECTUS UNDER THE CAPTION "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" AND IN THE LETTER OF TRANSMITTAL) AND ANY OTHER REQUIRED DOCUMENTS, ALL BY 5:00 P.M., NEW YORK CITY TIME, ON THE THIRD NEW YORK STOCK EXCHANGE TRADING DAY FOLLOWING THE DATE OF EXECUTION HEREOF.

--------------------------------------------------------------------------------

NAME OF FIRM
             -----------------------------        ------------------------------
                                                       (AUTHORIZED SIGNATURE)
ADDRESS
       -----------------------------------        NAME
                                                      --------------------------
                                                           (PLEASE PRINT)
------------------------------------------
           (INCLUDE ZIP CODE)                     TITLE
                                                       -------------------------
AREA CODE AND TEL. NO.
                      --------------------        DATED            ,
                                                       ------------  ----
--------------------------------------------------------------------------------


DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.

            INSTRUCTION TO REGISTERED HOLDER AND/OR DTC PARTICIPANT
         FROM BENEFICIAL OWNER OF 8 7/8% SENIOR SECURED NOTES DUE 2008
                  ($100,000,000 PRINCIPAL AMOUNT OUTSTANDING)

To Registered Holder and/or DTC Participant:

     The undersigned hereby acknowledge receipt of (1) the Prospectus, dated _______, __ (the "Prospectus"), of BRL Universal Equipment 2001 A, L.P., a Delaware limited partnership ("BRL"), and BRL Universal Equipment Corp., a Delaware corporation ("BRL Corp." and, together with BRL, the "Issuers"), and of Universal Compression, Inc., a Texas corporation ("UCI"), as issuer of the lease obligations that will be used to fund the principal and interest payments on the notes, and Universal Compression Holdings, Inc. ("UCH" and, together with UCI, "Universal"), a Delaware corporation and the parent of UCI, as issuer of the guarantee obligations with respect to the lease obligations of UCI, and (2) the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer") to exchange 8 7/8% Senior Secured Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for their outstanding 8 7/8% Senior Secured Notes due 2008 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or DTC participant, as to action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

     $___________ of the 8 7/8% Senior Secured Notes due 2008;

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

          TO TENDER the following aggregate principal amount of Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED, IF ANY): $_________

          NOT TO TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (1) the undersigned's principal residence is in the state of _____________ (FILL IN STATE), (2) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (3) the undersigned has no arrangement or understanding with any person to participate in the distribution of the New Notes, (4) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or Universal and, if the undersigned is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (5) if the undersigned is not a broker-dealer, that the undersigned is not engaged in and does not intend to engage in the distribution of any New Notes, or (6) if the undersigned is a broker-dealer, that it will receive New Notes for its own account in exchange for tendered Old Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.




--------------------------------------------------------------------------------

                                    SIGN HERE

NAME(s) OF BENEFICIAL OWNER(s):
                               -------------------------------------------------
SIGNATURE(s):
             -------------------------------------------------------------------

NAME (PLEASE PRINT):
                    ------------------------------------------------------------
ADDRESS:
        ------------------------------------------------------------------------

TELEPHONE NUMBER:
                 ---------------------------------------------------------------

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER:
                                                  ------------------------------
DATE:
     ---------------------------------------------------------------------------

                           TENDER FOR ALL OUTSTANDING
                      8 7/8% SENIOR SECURED NOTES DUE 2008
                   ($100,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                                 IN EXCHANGE FOR
                      8 7/8% SENIOR SECURED NOTES DUE 2008
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       OF
                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                                       AND
                          BRL UNIVERSAL EQUIPMENT CORP.


To Registered Holders:


     We are enclosing herewith the material listed below relating to the offer (the "Exchange Offer") by BRL Universal Equipment 2001 A, L.P., a Delaware limited partnership ("BRL"), and BRL Universal Equipment Corp., a Delaware corporation ("BRL Corp." and, together with BRL, the "Issuers"), and Universal Compression, Inc., a Texas corporation ("UCI"), as issuer of the lease obligations that will be used to fund the principal and interest payments on the notes, and Universal Compression Holdings, Inc. ("UCH" and, together with UCI, "Universal"), a Delaware corporation and the parent of UCI, as issuer of the guarantee obligations with respect to the lease obligations of UCI, to exchange the Issuers' 8 7/8% Senior Secured Notes Due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of their issued and outstanding 8 7/8% Senior Secured Notes Due 2008 (the "Old Notes") upon the terms and subject to the conditions set forth in the Prospectus dated ________, ___ and the related Letter of Transmittal.


     Enclosed herewith are copies of the following documents:

     1.   Prospectus dated _______, ___;

     2.   Letter of Transmittal;

     3.   Notice of Guaranteed Delivery; and

     4. Instruction to Registered Holder and/or DTC Participant from Beneficial Owner.

     We urge you to contact your clients promptly. Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on __________, 2002, unless extended.

     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

     Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Issuers that (1) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder, (2) neither the holder of the Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes, (3) neither the holder nor any such other person is an "affiliate" of the Issuers or Universal as defined in Rule 405 under the Securities Act or, if such holder is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (4) if the holder is not a broker-dealer, that neither the holder nor such other person is engaged in or intends to engage in the distribution of any New Notes, and (5) if the holder is a broker-dealer, that it will receive New Notes for its own account in exchange for tendered Old Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The enclosed Instruction to Registered Holder and/or DTC Participant from Beneficial Owner contains an authorization by the beneficial owners of the Old Notes for you to make the foregoing representations.

     The Issuers will not pay any fee or commission to any broker or dealer to any other persons (other than the exchange agent for the Exchange Offer) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Issuers will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to them, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

     Additional copies of the enclosed material may be obtained from the undersigned.

                                                      Very truly yours,



                                                      The Bank of New York

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE ISSUERS OR THE EXCHANGE AGENT OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.


                                       2